First Midwest Bancorp, Inc.                                       Exhibit 10.4
Nonqualified Retirement Plan
Master Plan Document

================================================================================





                             Amended and Restated
                             to Reflect Amendments
                           Effective January 1, 2000
                         and Incorporating Amendments
                      Effective as of September 30, 1998
                      ----------------------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Purpose......................................................................  1

ARTICLE 1
     Definitions.............................................................  1


ARTICLE 2
     Selection, Enrollment, Eligibility......................................  7
     2.1  Selection by Committee.............................................  7
     2.2  Enrollment Requirements............................................  7
     2.3  Eligibility; Commencement of Participation.........................  7
     2.4  Termination of Participation and/or Deferrals......................  8

ARTICLE 3
     Deferral Commitments/Company Matching/Crediting/Taxes...................  8
     3.1  Minimum Deferrals..................................................  8
     3.2  Maximum Deferral...................................................  8
     3.3  Election to Defer; Effect of Election Form.........................  9
     3.4  Withholding of Annual Deferral Amounts.............................  9
     3.5  Annual Company Contribution Amount.................................  9
     3.6  Annual Company Matching Amount.....................................  9
     3.7  Annual Profit Sharing Restoration Amount........................... 10
     3.8  Annual Pension Restoration Amount.................................. 10
     3.9  Investment of Trust Assets......................................... 10
     3.10 Vesting............................................................ 11
     3.11 Crediting/Debiting of Account Balances............................. 11
     3.12 FICA and Other Taxes............................................... 14

ARTICLE 4
     Short-Term Payout; Unforeseeable Financial Emergencies; Withdrawal
               Election...................................................... 14
     4.1  Short-Term Payout.................................................. 14
     4.2  Other Benefits Take Precedence Over Short-Term..................... 14
     4.3  Withdrawal Payout/Suspensions for Unforeseeable Financial
               Emergencies................................................... 15

     4.4  Withdrawal Election................................................ 15

ARTICLE 5
     Termination Benefit..................................................... 15
     5.1  Termination Benefit................................................ 15
     5.2  Payment of Termination Benefit..................................... 15
     5.3  Death Prior to Completion of Termination Benefit................... 16
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                                      ii

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
ARTICLE 6
     Pre-Termination Survivor Benefit.......................................  16
     6.1       Pre-Termination Survivor Benefit.............................  16
     6.2       Payment of Pre-Termination Survivor Benefit..................  16

ARTICLE 7
     [Intentionally Omitted]................................................  17

ARTICLE 8
     Disability Waiver and Benefit..........................................  17
     8.1       Disability Waiver............................................  17
     8.2       Continued Eligibility; Disability Benefit....................  17

ARTICLE 9
     Beneficiary Designation................................................  17
     9.1       Beneficiary..................................................  17
     9.2       Beneficiary Designation......................................  18
     9.3       Acknowledgment...............................................  18
     9.4       No Beneficiary Designation...................................  18
     9.5       Doubt as to Beneficiary......................................  18
     9.6       Discharge of Obligations.....................................  18

ARTICLE 10
     Leave of Absence.......................................................  18
     10.1      Paid Leave of Absence........................................  18
     10.2      Unpaid Leave of Absence......................................  18

ARTICLE 11
     Termination, Amendment or Modification.................................  19
     11.1      Termination..................................................  19
     11.2      Amendment....................................................  19
     11.3      Effect of Change in Control..................................  20
     11.4      Plan Agreement...............................................  20
     11.5      Effect of Payment............................................  20

ARTICLE 12
     Administration.........................................................  20
     12.1      Committee Duties.............................................  20
     12.2      Agents.......................................................  20
     12.3      Indemnity of Committee.......................................  21
     12.4      Employer Information.........................................  21

ARTICLE 13
     Other Benefits and Agreements..........................................  21
     13.1      Coordination with Other Benefits.............................  21
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                                      iii

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
ARTICLE 14
     Claims Procedures......................................................  21
     14.1      Presentation of Claim........................................  21
     14.2      Notification of Decision.....................................  21
     14.3      Review of a Denied Claim.....................................  22
     14.4      Decision on Review...........................................  22
     14.5      Legal Action.................................................  22

ARTICLE 15
     Trust..................................................................  22
     15.1      Establishment of the Trust...................................  22
     15.2      Interrelationship of the Plan and the Trust..................  23
     15.3      Distributions From the Trust.................................  23

ARTICLE 16
     Miscellaneous..........................................................  23
     16.1      Status of Plan...............................................  23
     16.2      Unsecured General Creditor...................................  23
     16.3      Employer's Liability.........................................  23
     16.4      Nonassignability.............................................  23
     16.5      Not a Contract of Employment.................................  24
     16.6      Furnishing Information.......................................  24
     16.7      Terms........................................................  24
     16.8      Captions.....................................................  24
     16.9      Governing Law................................................  24
     16.10     Notice.......................................................  24
     16.11     Successors...................................................  25
     16.12     Spouse's Interest............................................  25
     16.13     Validity.....................................................  25
     16.14     Incompetent..................................................  25
     16.15     Court Order..................................................  25
     16.16     Distribution in the Event of Taxation........................  25
     16.17     Insurance....................................................  26
     16.18     Legal Fees To Enforce Rights After Change in Control.........  26

                          FIRST MIDWEST BANCORP, INC.
                         NONQUALIFIED RETIREMENT PLAN
                             Amended and Restated
                           Effective January 1, 2000


                                    Purpose
                                    -------

     The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated Employees who contribute materially to the continued growth, development and future business success of First Midwest Bancorp, Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                   ARTICLE 1
                                  Definitions
                                  -----------

     For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

     1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the vested Company Contribution Account balance, (iii) the vested Company Matching Account balance, (iv) the vested Profit Sharing Restoration Account balance and (v) the vested Pension Restoration Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

     1.2 "Actuarial Equivalent" shall mean an actuarial equivalent single sum value determined in the same manner as such Actuarial Equivalent single sum value would be determined under the Pension Plan.

     1.3 "Annual Bonus" shall mean any compensation, in addition to Base Annual Salary relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, payable to a Participant as an Employee under any Employer's annual bonus and cash incentive plans, excluding stock options.

     1.4 "Annual Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.5.

     1.5 "Annual Company Matching Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.6.

     1.6 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary and Annual Bonus that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

     1.7 "Annual Pension Restoration Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.8.

     1.8 "Annual Profit Sharing Restoration Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.7.

     1.9 "Base Annual Salary" shall mean the annual cash compensation relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, directors' fees and other fees, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Annual Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Employee.

     1.10 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

     1.11 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

     1.12 "Board" shall mean the board of directors of the Company.

     1.13 "Change in Control" shall mean any of the following events:

          (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Act of 1934, as amended, other than (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary, or (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 10% or more of the total voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors (the "Voting Stock"); provided, however, that the following shall not constitute a Change in Control: (A) such person becomes the beneficial owner of 10% or more of the Voting Stock as the result of the acquisition of such stock directly from the Company, or (B) such person becomes the beneficial owner of 10% or more of the Voting Stock as a result of the decrease in the number of outstanding shares caused by the repurchase of shares by the Company; provided, further, that in the event a person described in clause (A) or (B) shall thereafter increase (other than in circumstances described in clause (A) or (B)) beneficial ownership of stock representing more than 1% of the Voting Stock, such person shall then be deemed to be a beneficial owner of 10% or more of the Voting Stock for purposes of this paragraph (a), provided that such person continues to beneficially own 10% or more of the Voting Stock after such subsequent increase in beneficial ownership, or

          (b) During any period of two consecutive years, individuals, who at the beginning of such period, constitute the Board of Directors of the Company, and any new director, whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the "Incumbent Directors"), cease for any reason to constitute a majority thereof, or

          (c) The stockholders of the Company approve, or if such approval is not necessary or required, the consummation of, a reorganization, merger or consolidation, the sale or other disposition of all or substantially all of the assets, or a similar transaction or series of transactions involving the Company (a "Business Combination") in each case, unless (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Voting Stock immediately prior to such Business Combination beneficially, own, directly or indirectly, more than 50% of the total voting power represented by the voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of the Business Combination owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), in substantially the same proportions as their ownership, immediately prior to the Business Combination of the Voting Stock of the Company, and (2) at least a majority of the members of the board of directors of the Company or such corporation resulting from the Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or action of the Incumbent Board, providing for such Business Combination, or

          (d) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

     1.14 "Claimant" shall have the meaning set forth in Section 14.1.

     1.15 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

     1.16 "Committee" shall mean the committee described in Article 12.

     1.17 "Company" shall mean First Midwest Bancorp, Inc., a Delaware corporation, and any successor to all or substantially all of the Company's assets or business.

     1.18 "Company Contribution Account" shall mean (i) the sum of the Participant's Annual Company Contribution Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Contribution Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

     1.19 "Company Matching Account" shall mean (i) the sum of all of a Participant's Annual Company Matching Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Matching Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Matching Account.

     1.20 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.11 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

     1.21 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Deferral Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

     1.22 "Disability" shall mean a period of disability during which a Participant qualifies for permanent disability benefits under the Participant's Employer's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee. If the

Participant's Employer does not sponsor such a plan, or discontinues to sponsor such a plan, Disability shall be determined by the Committee in its sole discretion.

     1.23 "Disability Benefit" shall mean the benefit set forth in Article 8.

     1.24 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

     1.25 "Employee" shall mean a person who is an employee of any Employer.

     1.26 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

     1.27 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

     1.28 "401(k) Plan" shall be that certain First Midwest Bancorp, Inc. Savings and Profit Sharing Plan, as it may from time to time be amended.

     1.29 "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form,
(iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and
(vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

     1.30 "Pension Plan" shall be that certain First Midwest Bancorp, Inc. Consolidated Pension Plan, as it may from time to time be amended.

     1.31 "Pension Restoration Account" shall mean (i) the sum of all of a Participant's Annual Pension Restoration Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Pension Restoration Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Pension Restoration Account.

     1.32 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

     1.33 "Plan Year" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

     1.34 "Plan" shall mean the Company's Nonqualified Retirement Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may from time to time be amended.

     1.35 "Pre-Termination Survivor Benefit" shall mean the benefit set forth in
Article 6.

     1.36 "Profit Sharing Restoration Account" shall mean (i) the sum of all of a Participant's Annual Profit Sharing Restoration Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Profit Sharing Restoration Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Profit Sharing Restoration Account.

     1.37 "Qualified Plan Limits" shall mean the limitations imposed under Code
Section 401(a)(17), Code Section 401(k)(3), Code Section 402(g) and/or Code
Section 415, as the context so requires.

     1.38 "Quarterly or Annual Installment Method" shall be a quarterly or annual installment payment over the number of quarters or years selected by the Participant in accordance with this Plan, calculated as follows: The Account Balance of the Participant shall be calculated as of the close of business on the last business day of a quarter. The quarterly or annual installment to be paid shall be calculated by multiplying this balance by a fraction, the numerator of which is one, and the denominator of which is the remaining number of quarterly payments due the Participant. By way of example, if the Participant elects a 40 quarter Quarterly or Annual Installment Method, the first payment shall be 1/40 of the Account Balance, calculated as described in this definition. The following quarter, the payment shall be 1/39 of the Account Balance, calculated as described in this definition. If the Participant had elected 10 annual installments, then the first payment shall be 1/10 of the Account Balance and the subsequent installment would be 1/9 of the Account Balance at the end of the fourth quarter following the quarter with respect to which the first payment was determined. Each quarterly or annual installment shall be paid on or as soon as practicable after the last business day of the applicable quarter, but in no event more than 30 days after such date.

     1.39 "Retirement" means termination of employment on or after age 65 or on or after 55 with 15 years of service credited under the Pension Plan.

     1.40 "Short-Term Payout" shall mean the payout set forth in Section 4.1.

     1.41 "Stock" means the common stock, $.01 par value per share, of the Company. In the event of a change in the Stock by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or similar corporate change, the Stock shall be appropriately adjusted by the Committee.

     1.42  "Termination Benefit" shall mean the benefit set forth in Article 5.

     1.43 "Termination of Employment" or "Termination" shall mean the severing of employment with all Employers, voluntarily or involuntarily, for any reason other than Disability, death or an authorized leave of absence.

     1.44 "Trust" shall mean one or more trusts established pursuant to that certain First Midwest Bancorp, Inc. Nonqualified Retirement Plan Grantor Trust Agreement, dated as of May 13, 1994, as amended from time to time, between the Company and Harris Bank Barrington, N.A.

     1.45 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or
(iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant for which distribution is necessary to preserve the value of the benefits of this Plan to the Participant, all as determined in the sole discretion of the Committee.

                                   ARTICLE 2
                      Selection, Enrollment, Eligibility
                      ----------------------------------

     2.1   Selection by Committee.  Participation in the Plan shall be limited
           ----------------------
to a select group of management and highly compensated Employees of the Employers, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

     2.2   Enrollment Requirements.  As a condition to participation, each
           -----------------------
selected Employee shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within 30 days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

     2.3   Eligibility; Commencement of Participation.  Provided an Employee
           ------------------------------------------
selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee shall commence participation in the Plan on the first day of the month following the month in which the Employee completes all enrollment requirements. If an Employee fails to meet all such requirements within the period required, in accordance with Section 2.2,that

Employee shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

     2.4  Termination of Participation and/or Deferrals.  If the Committee
          ---------------------------------------------
determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes,
(ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.

                                   ARTICLE 3
             Deferral Commitments/Company Matching/Crediting/Taxes
             -----------------------------------------------------

     3.1  Minimum Deferrals.
          -----------------

          (a) Base Annual Salary and Annual Bonus.  For each Plan Year,
              -----------------------------------
commencing with the 1998 Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Annual Salary and Annual Bonus in the following combined minimum amount:

             ---------------------------------------------
                    Deferral              Minimum Amount
             ---------------------------------------------
               Base Annual Salary            $    0
              --------------------------------------------
               Annual Bonus                  $    0
              --------------------------------------------
               Combined Minimum              $2,500
              --------------------------------------------

If an election is made for less than the combined minimum, or if no election is made, the amount deferred shall be zero.

          (b) Short Plan Year.  Notwithstanding the foregoing, if a Participant
              ---------------
first becomes a Participant after the first day of a Plan Year, the minimum deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

     3.2  Maximum Deferral.
          ----------------

          (a) Base Annual Salary and Annual Bonus.  For each Plan Year,
              -----------------------------------
commencing with the 1998 plan year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Annual Salary and Annual Bonus up to the following maximum percentages for each deferral elected:

             ---------------------------------------------
                    Deferral              Maximum Amount
             ---------------------------------------------
               Base Annual Salary             75%
             ---------------------------------------------
               Annual Bonus                  100%
             ---------------------------------------------

Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance.

     3.3  Election to Defer; Effect of Election Form.
          ------------------------------------------

          (a) First Plan Year.  In connection with a Participant's commencement
              ---------------
of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

          (b) Subsequent Plan Years.  For each succeeding Plan Year, an
              ---------------------
irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election Form. In the absence of the timely delivery of such a new Election Form, the Election Form in effect at the end of a Plan Year shall constitute the Participant's irrevocable deferral election for the succeeding Plan Year.

     3.4  Withholding of Annual Deferral Amounts.  For each Plan Year, the Base
          --------------------------------------
Annual Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Annual Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Annual Salary. The Annual Bonus portion of the Annual Deferral Amount shall be withheld at the time the Annual Bonus is or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself.

     3.5  Annual Company Contribution Amount.  For each Plan Year, an Employer,
          ----------------------------------
in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Company Contribution Account under this Plan, which amount shall be for that Participant the Annual Company Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive an Annual Company Contribution Amount for that Plan Year. The Annual Company Contribution Amount, if any, shall be credited as of the last day of the Plan Year. If a Participant is not employed by an Employer as of the last day of a Plan Year other than by reason of his or her death while employed, the Annual Company Contribution Amount for that Plan Year shall be zero.

     3.6  Annual Company Matching Amount.  Provided the Participant has elected
          ------------------------------
to defer an Annual Deferral Amount for the Plan Year, the Participant's Annual Company Matching Amount for any Plan Year shall be equal to 2 % of the Participant's Base Annual Salary, reduced by the amount of any matching contributions made to the 401(k) Plan on his or her behalf for the plan year of the 401(k) Plan that corresponds to the Plan Year. The Annual Company Matching Amount shall be credited on a quarterly basis during the Plan Year in the same manner as the matching contribution under the 401(k) Plan. If a Participant is not employed by an Employer as of the last day of a calendar quarter during the Plan Year other than by reason of his or her Retirement, Disability or death, the Annual Company Matching Amount attributable to such quarter and the remainder of such Plan Year shall be zero. In the event of death, a Participant shall be credited with the Annual Company Matching Amount attributable to the quarter of the Plan Year in which he or she dies.

     3.7  Annual Profit Sharing Restoration Amount.  A Participant's Annual
          ----------------------------------------
Profit Sharing Amount for any Plan Year shall be an amount, determined by the Company, equal to the amount of profit sharing and matching benefits which would have been credited to the Participant under the 401(k) Plan during the corresponding plan year of the 401(k) Plan, but for the Qualified Plan Limits and the Participant's participation in this Plan. If recommended by the Company's retirement and benefit plans administrative committee and approved by the Committee in connection with the Participant's commencement of employment with the Company, the Participant's Annual Profit Sharing Restoration Amount shall also include an amount, determined by the Company, equal to the amount of profit sharing and matching benefits which would have been credited to the Participant under the 401(k) Plan for the period of the Participant's employment with the Company prior to the date the Participant first becomes eligible to participate in the 401(k) Plan. If a Participant is not employed by an Employer as of the last day of a Plan Year other than by reason of his or her Retirement, Disability or death, the Annual Profit Sharing Amount for such Plan Year shall be zero. In the event of Retirement, Disability or death, a Participant shall be credited with the Annual Profit Sharing Amount for the Plan Year in which he or she dies.

     3.8  Annual Pension Restoration Amount.  A Participant's Annual Pension
          ---------------------------------
Restoration Amount for any Plan Year shall be an amount, determined on an Actuarial Equivalent basis by the Company, equal to (a) the amount by which the Actuarial Equivalent value of the Participant's accrued benefit under the Pension Plan determined (i) as if the Participant's termination of employment occurred on the last day of the Plan Year or such earlier date of retirement,
(ii) without giving effect to the Qualified Plan Limits and the Participant's deferral elections under this Plan, and (iii) if recommended by the Company's retirement and benefit plans administrative committee and approved by the Committee in connection with the Participant's commencement of employment with the Company, by crediting of the period of employment prior to the date the Participant first became eligible to participate in the Pension Plan as benefit service, exceeds (b) the sum of (i) the Actuarial Equivalent value as of last day of the Plan Year of the Participant's accrued benefit under the Pension Plan, plus (ii) the Actuarial Equivalent value of the Annual Pension Restoration Amounts credited to the Participant's Pension Restoration Account or paid to the Participant with respect to prior Plan Years. If a Participant is not employed by an Employer as of the last day of a Plan Year other than by reason of his or her Retirement, Disability or death, the Annual Pension Restoration Amount for such Plan Year shall be zero. In the event of Retirement, Disability or death, a Participant shall be credited with the Annual Pension Restoration Amount for the Plan Year in which he or she dies.

     3.9  Investment of Trust Assets.  The Trustee of the Trust shall be
          --------------------------
authorized, upon written instructions received from the Committee or investment manager appointed by the

Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement.

     3.10  Vesting.
           -------

           (a) A Participant shall at all times be 100% vested in his or her Deferral Account.

           (b) Except as otherwise provided in the Plan Agreement or other written agreement between the Company and the Participant, a Participant shall be 100% vested in his or her Company Contribution Account.

           (c) A Participant shall be 100% vested in his or her Company Matching Account.

           (d) A Participant shall be vested in his or her Profit Sharing Restoration Account in accordance with the vesting schedule for Company profit sharing and matching contributions set forth in the 401(k) Plan.

           (e) A Participant shall be vested in his or her Pension Restoration Account in accordance with the vesting schedule for retirement benefits set forth in the Pension Plan.

           (f) Notwithstanding anything to the contrary contained in this
Section 3.10, in the event of a Change in Control, a Participant's Company Contribution Account, Company Matching Account, Profit Sharing Restoration Account and Pension Restoration Account shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules).

     3.11  Crediting/Debiting of Account Balances.  In accordance with, and
           --------------------------------------
subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

           (a) Election of Investment Funds.  Subject to Section 3.11(f) below,
               ----------------------------
a Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Investment Fund(s) (as described in Section 3.11(c) below) to be used to determine the additional amounts to be credited to his or her Account Balance for the first calendar quarter or portion thereof in which the Participant commences participation in the Plan and continuing thereafter for each subsequent calendar quarter in which the Participant participates in the Plan, unless changed in accordance with the next sentence. Subject to Section 3.11(f) below, commencing with the first calendar quarter that follows the Participant's commencement of participation in the Plan and continuing thereafter for each subsequent calendar quarter in which the Participant participates in the Plan, no later than the next to last business day of the calendar quarter, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Investment Fund(s) to be used to determine the additional amounts to be credited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Investment Fund. If an election is made in accordance with the previous sentence, it shall apply to the next calendar quarter and continue thereafter for each subsequent calendar quarter in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

          (b)  Proportionate Allocation.  In making any election described in
               ------------------------
Section 3.11(a) above, the Participant shall specify on the Election Form, in increments of one percentage point (1%), the percentage of his or her Account Balance to be allocated to a Investment Fund (as if the Participant was making an investment in that Investment Fund with that portion of his or her Account Balance).

          (c)  Investment Funds.  The Participant may elect one or more
               ----------------
Investment funds, based on such funds as are designated from time to time by Committee (the "Investment Funds"), including a Investment Fund deemed invested in Stock (the "Stock Investment Fund").

As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Investment Fund. Each such action will take effect as of the first day of the calendar quarter that follows by thirty (30) days the day on which the Committee gives Participants advance written notice of such change.

          (d)  Crediting or Debiting Method.  The performance of each elected
               ----------------------------
Investment Fund (either positive or negative) will be determined by the Committee, in its reasonable discretion, based on the performance of the Investment Funds themselves. A Participant's Account Balance shall be credited or debited on a daily basis based on the performance of each Investment Fund selected by the Participant, as determined by the Committee in its sole discretion, as though (i) a Participant's Account Balance were invested in the Investment Fund(s) selected by the Participant, in the percentages applicable to such calendar quarter, as of the close of business on the first business day of such calendar quarter, at the closing price on such date; (ii) the portion of the Annual Deferral Amount that was actually deferred during any calendar quarter were invested in the Investment Fund(s) selected by the Participant, in the percentages applicable to such calendar quarter, no later than the close of business on the first business day after the day on which such amounts are actually deferred from the Participant's Base Annual Salary through reductions in his or her payroll, at the closing price on such date; and (iii) any distribution made to a Participant that decreases such Participant's Account Balance ceased being invested in the Investment Fund(s), in the percentages applicable to such calendar quarter, no earlier than one business day prior to the distribution, at the closing price on such date. In furtherance of the foregoing, for purposes of crediting dividends attributable to the Stock Investment Fund, dividends shall be credited as of the record date thereof. The Participant's Annual Company Contribution Amount, Annual Company Matching Amount, Annual Profit Sharing Restoration Amount and Annual Pension Restoration Amount shall be credited to his or her Company Contribution Account, Company Matching Account, Profit Sharing Restoration Account and/or Pension Restoration Account, as the case may be, as of the last day of the Plan Year to which they relate. Despite the foregoing, to the extent the Deferral and other amounts described in this Article 3 are paid into the Trust and the Trust assets are invested from time to time to reflect the elections made by Participants pursuant to Section 3.11(a) above, then each Participant's Account Balance shall be debited or credited on the basis of the actual investment gains or losses of the Trust in lieu of crediting of the gains or losses in accordance with clauses (i), (ii) and (iii) above.

          (e) No Actual Investment.  Notwithstanding any other provision of this
              --------------------
Plan that may be interpreted to the contrary, the Investment Funds are to be used for Investment purposes only, and a Participant's election of any such Investment Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Investment Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the Investment Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

          (f) Stock Investment Fund - Frozen.  As of the September 30, 1998, the
              ------------------------------
portion of each Participant's Account Balance deemed invested in the Stock Investment Fund shall be referred to herein as the Stock Investment Fund - Frozen and be subject to the provisions of this Section 3.11 (f). The portion of the Account Balance allocated to the Stock Investment Fund - Frozen shall ,for so long as amounts deemed invested in such Fund are deemed invested in Stock, be subject to crediting and debiting solely on the basis of the investment performance of the Stock in which such portion of the Account Balance is deemed invested, including any dividends attributable thereto. No other amounts may be allocated to the Stock Investment Fund - Frozen, nor may any portion of the Account Balance deemed invested in the Stock Investment Fund - Frozen be allocated by the Participant (or Beneficiary) to any other Investment Fund. The distribution of any amount deemed invested in the Stock Investment Fund - Frozen shall be distributed in shares of Stock only; provided, however, that cash shall be distributed in lieu of any fractional share.

          (g) Stock Investment Fund - Active.  Effective October 1, 1998,
              ------------------------------
allocation of any portion of the Account Balance by a Participant (or Beneficiary) for deemed investment in the Stock Investment Fund shall be referred to herein as allocated to the Stock Investment Fund - Active and be subject to the limitations of this Section 3.11(g). Allocations of the Account Balance to the Stock Investment Fund - Active shall be limited such that no amount, other than that attributable to reinvested dividends, may be allocated to the Stock Investment Fund - Active if such allocation will cause the number of shares of Stock deemed represented by the Account Balance allocated to the Stock Investment Fund - Active to exceed 1,000. Amounts allocated to the Stock Investment Fund - Active may be allocated to other Investment Funds. Distribution of any portion of the Account Balance then deemed invested in the Stock Investment Fund - Active shall be distributed only in cash.

     3.12  FICA and Other Taxes.
           --------------------

           (a) Deferral Account.  For each Plan Year in which an Annual Deferral
               ----------------
Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary and Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.12.

           (b) Company Matching Account, Company Contribution Account, Profit
               --------------------------------------------------------------
Sharing Restoration Account and Pension Restoration Account.  When a participant
-----------------------------------------------------------
becomes vested in a portion of his or her Company Contribution Account, Company Matching Account, Profit Sharing Restoration Account and/or Pension Restoration Account, the Participant's Employer(s) shall withhold from the Participant's Base Annual Salary and/or Annual Bonus that is not deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such amount. If necessary, the Committee may reduce the vested portion of the Company Contribution Account, Participant's Company Matching Account, Profit Sharing Restoration Account and/or Pension Restoration Account in order to comply with this Section 3.12.

           (c) Distributions.  The Participant's Employer(s), or the trustee of
               -------------
the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

                                   ARTICLE 4
  Short-Term Payout; Unforeseeable Financial Emergencies; Withdrawal Election
  ---------------------------------------------------------------------------

     4.1   Short-Term Payout.  In connection with each election to defer an
           -----------------
Annual Deferral Amount, a Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan with respect to such Annual Deferral Amount. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to the Annual Deferral Amount plus amounts credited or debited in the manner provided in Section 3.11 above on that amount, determined at the time that the Short-Term Payout becomes payable (rather than the date of a Termination of Employment). Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a 60-day period commencing immediately after the last day of any Plan Year designated by the Participant that is at least three Plan Years after the Plan Year in which the Annual Deferral Amount is actually deferred. By way of example, if a three year Short-Term Payout is elected for Annual Deferral Amounts that are deferred in the Plan Year commencing January 1, 2000, the three year Short-Term Payout would become payable during a 60-day period commencing January 1, 2004.

     4.2   Other Benefits Take Precedence Over Short-Term.  Should an event
           ----------------------------------------------
occur that triggers a benefit under Article 5, 6 or 8, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section
4.1 shall not be paid in accordance with Section 4.1 but shall be paid in accordance with the other applicable Article.

     4.3  Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies.
          ---------------------------------------------------------------------
If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section 4.3 shall be subject to the Deduction Limitation.

     4.4  Withdrawal Election.  A Participant (or, after a Participant's death,
          -------------------
his or her Beneficiary) may elect, at any time, to withdraw all of his or her Account Balance, calculated as if there had occurred a Termination of Employment as of the day of the election, less a withdrawal penalty equal to 10% of such amount (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Disability, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. If made before Disability or death, a Participant's Withdrawal Amount shall be his or her Account Balance calculated as if there had occurred a Termination of Employment as of the day of the election. No partial withdrawals of the Withdrawal Amount shall be allowed. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount within 60 days of his or her election. Once the Withdrawal Amount is paid, the Participant's right to voluntarily defer compensation into the Plan shall terminate and the Participant shall not be eligible to make any voluntary deferral elections for the remainder of the Plan Year of the Withdrawal Election and the next Plan Year. The payment of the Withdrawal Amount shall be subject to the Deduction Limitation.

                                   ARTICLE 5
                              Termination Benefit
                              -------------------

     5.1  Termination Benefit.  Subject to the Deduction Limitation, a
          -------------------
Participant who Experiences a Termination of Employment shall receive, as a Termination Benefit, his or her Account Balance.

     5.2  Payment of Termination Benefit.  A Participant, in connection with his
          ------------------------------
or her commencement of participation in the Plan, shall elect on an Election Form to receive the Termination Benefit in a lump sum or pursuant to an Quarterly or Annual Installment Method of up to 60 quarters or 15 years. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is applicable to a Termination date which occurs in a subsequent calendar year and at least six months after the date the new Election Form is filed and the new Election Form is accepted by the Committee in its sole discretion; provided, however, such advance filing period shall not apply to a new Election Form submitted prior to a Change in Control which is applicable to a Termination date which occurs on or after the date of the Change in Control. The Election Form most recently accepted by the Committee shall govern the payout of the Termination Benefit. If a Participant does not make any election with respect to the payment of the Termination Benefit, then such benefit shall be payable in five annual payments under the Quarterly or Annual Installment Method. The lump sum payment shall be made, or installment payments shall commence, no later than 30 days after the last day of the calendar quarter in which the Participant experiences the Termination of Employment; provided, however, the Participant may elect to have the Termination Benefit payment commencement date delayed for up to five (5) years from the Termination date by submitting an Election Form to that effect which is accepted by the Committee at least 6 months prior to the Termination date. Despite the foregoing, if the Participant's Account Balance is less than $25,000 at the time of Termination, payment of the Account Balance shall be made in a lump sum no later than 30 days after the last day of the calendar quarter in which the Participant experiences the Termination. Any payment made shall be subject to the Deduction Limitation.

     5.3  Death Prior to Completion of Termination Benefit.  If a Participant
          ------------------------------------------------
dies after experiencing the Termination of Employment but before the Termination Benefit is paid in full, the Participant's unpaid Termination Benefit payments shall continue and shall be paid to the Participant's Beneficiary (a) over the remaining number of quarters and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining Account Balance.

                                   ARTICLE 6
                       Pre-Termination Survivor Benefit
                       --------------------------------

     6.1  Pre-Termination Survivor Benefit.  Subject to the Deduction
          --------------------------------
Limitation, the Participant's Beneficiary shall receive a Pre-Termination Survivor Benefit equal to the Participant's Account Balance if the Participant dies before he or she experiences a Termination of Employment or suffers a Disability.

     6.2  Payment of Pre-Termination Survivor Benefit.  A Participant, in
          -------------------------------------------
connection with his or her commencement of participation in the Plan, shall elect on an Election Form whether the Pre-Termination Survivor Benefit shall be received by his or her Beneficiary in a lump sum or pursuant to an Quarterly or Annual Installment Method of up to 60 quarters or 15 years. The Participant may annually change this election to an allowable alternative payout period by submitting a new Election Form to the Committee, which form must be accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee prior to the Participant's death shall govern the payout of the Participant's Pre-Termination Survivor Benefit. If a Participant does not make any election with respect to the payment of the Pre-Termination Survivor Benefit, then such benefit shall be paid in a lump sum. Despite the foregoing, if the Participant's Account Balance at the time of his or her death is less than $25,000, payment of the Pre-Termination Survivor Benefit shall be made in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 30 days after the last day of the calendar quarter in which the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.

                                   ARTICLE 7
                            [Intentionally Omitted]
                            -----------------------

                                   ARTICLE 8
                         Disability Waiver and Benefit
                         -----------------------------

     8.1  Disability Waiver.
          -----------------

          (a)  Waiver of Deferral.  A Participant who is determined by the
               ------------------
Committee to be suffering from a Disability shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Salary and Annual Bonus for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

          (b)  Return to Work.  If a Participant returns to employment with an
               --------------
Employer after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

     8.2  Continued Eligibility; Disability Benefit.  A Participant suffering a
          -----------------------------------------
Disability shall, for benefit purposes under this Plan, continue to be considered to be employed and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 8 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, deem the Participant to have experienced a Termination of Employment, at any time after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time of the Committee's determination. The Disability Benefit shall be paid in a lump sum within 60 days of the Committee's exercise of such right. Any payment made shall be subject to the Deduction Limitation.

     8.3

                                   ARTICLE 9
                            Beneficiary Designation
                            -----------------------

     9.1  Beneficiary.  Each Participant shall have the right, at any time, to
          -----------
designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

     9.2   Beneficiary Designation.  A Participant shall designate his or her
           -----------------------
Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

     9.3   Acknowledgment.  No designation or change in designation of a
           --------------
Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

     9.4   No Beneficiary Designation.  If a Participant fails to designate a
           --------------------------
Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

     9.5   Doubt as to Beneficiary.  If the Committee has any doubt as to the
           -----------------------
proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

     9.6   Discharge of Obligations.  The payment of benefits under the Plan to
           ------------------------
a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                  ARTICLE 10
                               Leave of Absence
                               ----------------

     10.1  Paid Leave of Absence.  If a Participant is authorized by the
           ---------------------
Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

     10.2  Unpaid Leave of Absence.  If a Participant is authorized by the
           -----------------------
Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                  ARTICLE 11
                    Termination, Amendment or Modification
                    --------------------------------------

     11.1  Termination.  Although each Employer anticipates that it will
           -----------
continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees, by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to Quarterly or Annual Installment Method of up to 60 quarters or 15 years, with amounts credited and debited during the installment period as provided herein. Prior to a Change in Control, if the Plan is terminated with respect to less than all of its Participants, an Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account Balance in a lump sum or pursuant to a Quarterly or Annual Installment Method using fewer quarters or years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule). After a Change in Control, the effect of termination of the Plan shall be governed by
Section 11.3 below.

     11.2  Amendment.  Subject to Section 11.3 below relating to amendments made
           ---------
after a Change in Control, any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification; and (ii) no amendment or modification of this Section 11.2 or Section 12.2 of the Plan shall be effective. Such amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Account Balance in a lump sum or pursuant to an Quarterly or Annual Installment Method using fewer quarters or years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

     11.3  Effect of Change in Control.  Despite the provisions of Sections 11.1
           ---------------------------
and 11.2 above, following a Change in Control, the provisions of this Plan or any Participant's Plan Agreement may not be amended or terminated in any manner with respect to a Participant or Beneficiary if such amendment or termination would have an adverse effect in any way upon the computation or amount of or entitlement to benefits of such Participant or Beneficiary under the Plan as in effect immediately prior to the Change in Control, including, but not limited to, any adverse change in or to the crediting or debiting of amounts to the Account Balances or the time or manner of payment of the Account Balances to any Participant or Beneficiary, unless the Participant or Beneficiary has given written consent to such amendment or termination. An "adverse change" for purposes of this Section 11.3 shall include, but not be limited to, any acceleration of the payment of the Account Balances payable to the Participant or Beneficiary or a change in the composition of the risk and return characteristics represented by the available Investment Funds or the Participant's or Beneficiary's ability to allocate his or her Account Balances among such Investment Funds.

     11.4  Plan Agreement.  Despite the provisions of Sections 11.1 and 11.2
           --------------
above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

     11.5  Effect of Payment.  The full payment of the applicable benefit under
           -----------------
Articles 4, 5, 6 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

                                  ARTICLE 12
                                Administration
                                --------------

     12.1  Committee Duties.  Except as otherwise provided in this Article 12,
           ----------------
this Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

     12.2  Agents. In the administration of this Plan, the Committee may, from
           ------
time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

     12.3  Indemnity of Committee.  All Employers shall indemnify and hold
           ----------------------
harmless the members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

     12.4  Employer Information.  To enable the Committee and/or Administrator
           --------------------
to perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.

                                  ARTICLE 13
                         Other Benefits and Agreements
                         -----------------------------

     13.1  Coordination with Other Benefits.  The benefits provided for a
           --------------------------------
Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                  ARTICLE 14
                               Claims Procedures
                               -----------------

     14.1  Presentation of Claim.  Any Participant or Beneficiary of a deceased
           ---------------------
Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

     14.2  Notification of Decision.  The Committee shall consider a Claimant's
           ------------------------
claim within a reasonable time, and shall notify the Claimant in writing:

           (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

           (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

               (i) the specific reason(s) for the denial of the claim, or any part of it;

               (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

               (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

               (iv)   an explanation of the claim review procedure set forth in
     Section 14.3 below.

     14.3  Review of a Denied Claim.  Within 60 days after receiving a notice
           ------------------------
from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

           (a) may review pertinent documents;

           (b) may submit written comments or other documents; and/or

           (c) may request a hearing, which the Committee, in its sole discretion, may grant.

     14.4  Decision on Review.  The Committee shall render its decision on
           ------------------
review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

           (a) specific reasons for the decision;

           (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

           (c) such other matters as the Committee deems relevant.

     14.5  Legal Action.  A Claimant's compliance with the foregoing provisions
           ------------
of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                  ARTICLE 15
                                     Trust
                                     -----

     15.1  Establishment of the Trust.  The Company shall establish the Trust,
           --------------------------
and each Employer shall at least annually transfer over to the Trust such assets as the Employer determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Annual Deferral Amounts, Annual Company Contribution Amounts, and Company Matching Amounts for such Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer.

     15.2  Interrelationship of the Plan and the Trust.  The provisions of the
           -------------------------------------------
Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

     15.3  Distributions From the Trust.  Each Employer's obligations under the
           ----------------------------
Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

                                  ARTICLE 16
                                 Miscellaneous
                                 -------------

     16.1  Status of Plan.  The Plan is intended to be a plan that is not
           --------------
qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employee" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

     16.2  Unsecured General Creditor.  Participants and their Beneficiaries,
           --------------------------
heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

     16.3  Employer's Liability.  An Employer's liability for the payment of
           --------------------
benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

     16.4  Nonassignability.  Neither a Participant nor any other person shall
           ----------------
have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

     16.5  Not a Contract of Employment.  The terms and conditions of this Plan
           ----------------------------
shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer as an Employee, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

     16.6  Furnishing Information.  A Participant or his or her Beneficiary will
          ----------------------
cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

     16.7  Terms.  Whenever any words are used herein in the masculine, they
           -----
shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

     16.8  Captions.  The captions of the articles, sections and paragraphs of
           --------
this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     16.9  Governing Law.  Subject to ERISA, the provisions of this Plan shall
           -------------
be construed and interpreted according to the internal laws of the State of Illinois without regard to its conflicts of laws principles.

     16.10 Notice.  Any notice or filing required or permitted to be given to
           ------
the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

               Chief Financial Officer
               First Midwest Bancorp, Inc.
               300 Park Boulevard, Suite 405
               Itasca, IL 60143-0459

Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

     16.11  Successors.  The provisions of this Plan shall bind and inure to the
            ----------
benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries. The Company shall require any successor or assignee to expressly and unconditionally assume and agree to perform or cause to be performed each Employer's obligations hereunder. In addition, the Company shall require the ultimate parent entity of any successor or assignee to expressly guaranty the prompt performance by such successor or assignee.

     16.12  Spouse's Interest.  The interest in the benefits hereunder of a
            -----------------
spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

     16.13  Validity.  In case any provision of this Plan shall be illegal or
            --------
invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

     16.14  Incompetent.  If the Committee determines in its discretion that a
            -----------
benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

     16.15  Court Order.  The Committee is authorized to make any payments
            -----------
directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

     16.16  Distribution in the Event of Taxation.
            -------------------------------------

            (a) In General.  If, for any reason, all or any portion of a
                ----------
Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

            (b)  Trust.  If the Trust terminates in accordance with its terms
                 -----
and benefits are distributed from the Trust thereunder to a Participant, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

     16.17  Insurance.  The Employers, on their own behalf or on behalf of the
            ---------
trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

     16.18  Legal Fees To Enforce Rights After Change in Control.  In the
            ----------------------------------------------------
event of a Change in Control, the Company shall pay all reasonable legal fees, costs and expenses incurred by a Participant or Beneficiary in enforcing any provision of this Plan or as a result of the Company's or any Employer's contesting the validity, enforceability or interpretation of this Plan.

     IN WITNESS WHEREOF, the Company has caused this restated Plan to be executed by its duly authorized officer effective as of the 1/st/ day of January, 2000.


ATTEST/WITNESS:


James M. Roolf
--------------------------------------


Corporate Secretary
--------------------------------------


/s/ James M. Roolf
--------------------------------------


Date: December 14, 1999
      --------------------------------

FIRST MIDWEST BANCORP, INC.


By: Donald J. Swistowicz
    ----------------------------------


Executive V.P. Chief Financial Officer
--------------------------------------


/s/ Donald J. Swistowicz
--------------------------------------


Date: December 14, 1999
      --------------------------------

[LOGO]

                          First Midwest Bancorp, Inc.



                         NONQUALIFIED RETIREMENT PLAN

                                   * * * * *

                            .   SUMMARY DESCRIPTION

                            .   QUESTIONS AND ANSWERS

                                For Plan Years
                             Beginning On Or After

                                January 1, 2000


THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

THE DATE OF THIS SUMMARY DESCRIPTION IS DECEMBER 10, 1999

                          First Midwest Bancorp, Inc.

                         Nonqualified Retirement Plan

                               Table of Contents
                               -----------------

Summary Description
Introduction.............................................................................       1
Purpose of the Plan......................................................................       1
Eligibility for Participation............................................................       1
Election to Participate..................................................................       1
Contributions to the Plan - Company Provided.............................................       2
Contributions to the Plan - Participant 401K Excess......................................       2
Contributions to the Plan - Participant Supplemental Base Salary Deferral................       2
Contributions to the Plan - Participant Annual Bonus Deferral............................       2
Vesting..................................................................................       3
Investment of Contributions..............................................................       3
Maintenance of Participant Account Balances..............................................       3
Distributions from the Plan..............................................................       3
Taxability of Contributions and Distributions............................................       4
Risks of Participation...................................................................       4
Other Information........................................................................       5
Available Information....................................................................       5
Resale of Shares.........................................................................       6
Exhibit A - Deferral Election Form.......................................................       7
Exhibit B - Deferral Election Revocation Form............................................       8
Exhibit C - Investment Election Form - 2000 Plan Year....................................       9
Exhibit D - Election of Form of Benefit Distribution ( Page 1 of 2 ).....................      10
Exhibit D - Request for Change in the Form of Benefit Distribution ( Page 2 of 2 ).......      10
Exhibit E - Designation of Beneficiary...................................................      12

Questions and Answers.................................................................... 12 - 17

                          First Midwest Bancorp, Inc.
                         Nonqualified Retirement Plan
                              Summary Description
                                January 1, 2000
INTRODUCTION
------------

The purpose of this Summary Description is to provide general information about the Nonqualified Retirement Plan ("Plan"). A complete copy of the Plan, as well as additional information about First Midwest Bancorp, Inc. ("First Midwest") and the common stock issuable under the Plan, is available upon request.

The Plan provides that the Compensation Committee of the Board of Directors of First Midwest (the "Committee") is responsible for the administration of the Plan. The Committee is authorized to interpret the Plan, to prescribe and modify its rules and procedures, and to make all other determinations necessary in the administration of the Plan.

PURPOSE OF THE PLAN
-------------------

The purpose of the Plan is to provide eligible participants with a savings vehicle to defer a portion of their base salary and annual bonus in excess of the amounts limited by Internal Revenue Code imposed restrictions on the First Midwest ERISA-Qualified 401K Savings and Profit Sharing Plan ("401K Plan").

Additionally, the Plan has also been designed to replace benefits lost by certain participants whose compensation exceeds the amounts eligible for inclusion in all ERISA - Qualified Retirement Plans of First Midwest, so that such employees can be maintained on the same basis as all other employees of First Midwest with respect to retirement plan benefits.

ELIGIBILITY FOR PARTICIPATION
-----------------------------

The Plan is structured as a "Nonqualified Plan" under applicable IRS and Department of Labor ("DOL") guidelines. As such, eligibility for participation must be monitored closely to ensure that the Plan maintains compliance with these rules, requirements and limitations. Accordingly, eligibility for participation in the Plan will be determined by the Committee based upon the compensation guidelines of the IRS and DOL.

ELECTION TO PARTICIPATE
-----------------------

Participant deferred compensation contributions (as discussed below) will be effective for compensation (base salary and annual bonus) payable in the calendar year following the year in which an appropriate election is made. A minimum of $2,500 (total) in base salary and annual bonus deferrals is required to participate in the deferred compensation feature of the Plan for each Plan year.

In the case of newly-eligible employees, as determined by the Committee during a calendar year, the election to participate must be made within the first 30 days after commencement of eligibility in order to defer compensation payable in the year in which eligibility begins.

A participant's deferral election, once made, will be irrevocable for the calendar year to which the deferral election applies. For a newly eligible participant, the election will irrevocable for the remainder of the calendar year to which the deferral election applies. However, deferral elections may be revoked for subsequent calendar years. For example, an election by a participant made in 1999 to defer 2000 compensation will be irrevocable for all of 2000. However, such participant may elect, in 2000, to revoke the deferral election and not defer compensation for 2001.

Participation in Company-provided contributions to the Plan resulting from Internal Revenue Code imposed limitations (as discussed below) will be automatic and will take place at the same time that such Company contributions are made to the First Midwest ERISA-Qualified Retirement Plans. Participants eligible for these contributions will be so informed by the Human Resource Department, which will ensure that the participant executes all appropriate documentation and elections.

The Deferral Election Form and the Deferral Election Revocation Form are attached to this summary description as Exhibit A and Exhibit B, respectively.

CONTRIBUTIONS TO THE PLAN - COMPANY PROVIDED (ANNUAL AND 401K MATCHING)
-----------------------------------------------------------------------

Whether or not an eligible participant elects to defer compensation under the Plan, the participant will be eligible for Company contributions if his/her compensation for purposes of the First Midwest ERISA-Qualified Retirement Plans or benefits under such Plans have been subject to Internal Revenue Code imposed limitations. For example, if a participant's total compensation covered by the 401K Plan would provide the participant with a contribution of $35,000 and the then-current Internal Revenue Code imposed limitation for such contribution is $30,000, $5,000 will be contributed on behalf of such participant to the Plan. If the participant does not currently defer base salary or annual bonus compensation under (and thereby participate in) the Plan, he/she will be notified of the pendency of such contribution and will be provided with the applicable Investment Election Forms (see following section in this Summary Description) and other forms to affect participation by the Human Resource Department..

CONTRIBUTIONS TO THE PLAN - PARTICIPANT 401K EXCESS
---------------------------------------------------

Participants whose contributions to the 401K Plan (based on such participant's base salary and contribution percentage) are restricted as a result of Internal Revenue Code imposed limitations will be allowed to make such excess contributions to the Plan. For example, the limit on contributions to the 401K Plan for 2000 is $10,500. A participant who has elected to contribute 10% to the 401K Plan and whose base salary is $150,000 will be allowed to contribute $10,500 to the 401K Plan and $4,500 to the Plan.

Prior to the beginning of each calendar year, the Human Resource Department will determine those potential participants who may exceed the Internal Revenue Code limits and inform them of the opportunity to elect to participate in the Plan and provide them with the appropriate election and other forms.

401K excess contributions will be made on a pre-tax basis and will reduce the participant's W-2 income and current Federal and State Tax withholding. Contributions will be credited to the participant's Plan account as of the day they would have otherwise been paid to the participant or as soon as practicable thereafter.

CONTRIBUTIONS TO THE PLAN - PARTICIPANT SUPPLEMENTAL BASE SALARY DEFERRAL
-------------------------------------------------------------------------

In addition to the maximum 10% contribution to the 401K Plan, eligible participants will be allowed to contribute an additional percentage of their base salary to the Plan (the "Supplemental Deferrals"), as determined from time to time by the Committee. Supplemental deferrals will be made ratably over the full calendar year (or portion of a calendar year for newly hired participants) based on the payroll system requirements.

Supplemental deferral contributions to the Plan will be made on a pre-tax basis and will reduce the participant's W-2 income and current Federal and State Tax withholding. Contributions will be credited to the participant's Plan account as of the day they would have otherwise been paid to the participant or as soon as practicable thereafter.

CONTRIBUTIONS TO THE PLAN - PARTICIPANT ANNUAL BONUS DEFERRAL
-------------------------------------------------------------

In order to maintain compliance with Internal Revenue Code discrimination testing rules, the 401K Plan does not permit deferral of any portion of a participant's annual bonus. The Plan, however, has been designed to allow participants to defer a percentage of each year's annual bonus, as determined from time to time by the Committee.

Annual bonus deferral contributions to the Plan will be made on a pre-tax basis and will reduce the participant's W-2 income and current Federal and State Tax withholding. Contributions will be credited to the participant's account as of the day they would have otherwise been paid to the participant or as soon as practicable thereafter.

VESTING
-------

A participant will "vest" in Company-provided contributions to the Plan to the same extent he/she will be vested in the underlying First Midwest ERISA-Qualified Retirement Plan benefit. For example, any employee who has completed 5 years of service with First Midwest will be fully vested in any Pension Plan Company contributions which accrue under the Plan. Vesting in Company-provided annual Profit Sharing Plan contributions will also follow the graduated vesting schedule under that plan. Company-provided 401K matching contributions are 100% vested. Earnings on Company-provided contributions will likewise follow the same vesting schedules.

Participant 401K excess, supplemental deferral and annual bonus deferral contributions, as well as any earnings thereon, will always be 100% vested.

INVESTMENT OF CONTRIBUTIONS
---------------------------

The Plan administrator has attempted to provide participants with the opportunity to elect to have contributions to the Plan credited with earnings and losses on the basis of investment elections that are sufficiently diversified. Additionally, the Plan has established a fund that will invest exclusively in the Common Stock of First Midwest Bancorp, Inc.

Since the Plan is not an ERISA-Qualified Retirement Plan, the ability to offer maximum flexibility and investment alternatives maybe limited as a result of regulatory, accounting and Securities and Exchange Commission guidelines. Accordingly, the Plan Administrator, from time to time, may elect to change or offer additional investment funds. Information for all investment funds, including the First Midwest Stock Fund, will be provided to participants by the Plan Administrator.

The Investment Election Form is attached as Exhibit C to this Summary
Description.

MAINTENANCE OF PARTICIPANT ACCOUNT BALANCES
-------------------------------------------

Since the Plan is not an ERISA-Qualified Retirement Plan, it does not carry the same participant protections under the law as qualified retirement plans.

Nonetheless, in order to facilitate the administration of participant balances and provide some level of participant protections, First Midwest has established a Grantor Trust through a third party trustee (not First Midwest). Although the Plan participants will continue to be unsecured creditors of First Midwest under the Grantor Trust (as is required by Internal Revenue Code rules to preserve the non-taxability of funds to the participants until distribution), the Trust provides a vehicle for measuring investment gains and losses, providing participants with statements and for the direct distribution of participant balances by the Trustee when such amounts became payable.

DISTRIBUTIONS FROM THE PLAN
---------------------------

Distributions of account balances under the Plan are payable upon termination, disability, retirement or death (a "distribution event"). The definition of disability for the Plan will be the same as the definition of disability in the First Midwest Group Long Term Disability Plan.

All Plan account balances due to be distributed with a value of $25,000 or less will be distributed in a lump sum. Distributions with a value in excess of $25,000 will be distributed in accordance with the participant's election. The first distribution will be in the first 30 days of the calendar quarter following the later of the distribution event or the date elected by the participant as described below.

A participant will be asked to make a distribution election upon admittance to the Plan. Distributions are currently allowed in a lump sum or in annual or quarterly installments of up to 15 years. Additionally, a participant can elect to defer the receipt of distributions from the Plan (whether such distributions are in a lump sum or in installments) for up to 5 years. For example, a participant may elect to receive his/her first annual or quarterly distribution under the Plan for 3 years from the date of retirement or termination. After the 3 year period has expired, annual or quarterly distributions will begin within 30 days after the end of the calendar quarter that is 3 years from the date of the distribution event.

A distribution election can be changed, but only for a distribution event which occurs both during the calendar year following the year in which the election is
       ----
changed, and six months prior to the distribution event. For example, if a
         ---
participant originally elects a distribution of five annual installments and on November 1, 1999 changes that election to 10 annual installments, the change in distribution election to 10 years would only be applicable for distribution events occurring after May 1, 2000 (the calendar year following, and six months after, the date on which the change was made). These waiting periods will not apply to a change which is made prior to a change-in-control of First Midwest as defined in the Plan, and applicable to a distribution event which occurs on or after a change-in-control. However, this exception is subject to approval by the Committee of First Midwest Bancorp, Inc. as further discussed in the Plan Document.

If, for any reason, a participant does not elect a form of distribution, the default option for distribution to that participant will be 5 annual installments.

To provide maximum flexibility, the Plan also permits certain short-term payouts and a withdrawal election. The short-term payouts provide participants with access to all or a portion of a specifically identified deferral amount, plus
                                ----------------------------------------
earnings, payable to the participant in 3 years or more after the end of the Plan year in which the short-term payout election is made. Short-term payouts are only made in lump-sums. The withdrawal election feature permits a participant to withdraw his/her entire account balance at any time (during employment with First Midwest or after termination of employment), less a 10% withdrawal penalty and forfeiture of participation in the Plan for one full Plan year (if still employed).

The Election of Form of Benefit Distribution form and the Request for Change in Election of Form of Benefit Distribution form are attached to this Summary Description as Exhibit D (2 Pages).

TAXABILITY OF CONTRIBUTIONS AND DISTRIBUTIONS
---------------------------------------------

All participant contributions are made on a pre-tax basis, similar to the contributions made to the 401K Plan. As such, the contributions will not be included in the participant's W-2 income. Company-provided contributions on behalf of a participant also will not be included in W-2 income for income tax purposes. Furthermore, all earnings on participant account balances will not be included in the participant's current W-2 income.

However, FICA tax will be applied to both participant and Company-provided contributions up to the maximum FICA limit for each year. Once a participant reaches the maximum FICA limit for the year (based upon total compensation for that year, not just Plan contributions) no further FICA taxes will be due. Medicare tax will be applied to all Plan contributions, both participant and Company-provided, on an unlimited basis as required by law.

Distributions from the Plan are taxed in the year received based upon the distribution election selected by the participant. All distributions will be ordinary income and are not eligible for capital gains treatment. Because the distributions received by the participant under the Plan are not ERISA-Qualified, such distributions are not eligible to be rolled over into another ERISA-Qualified Retirement Plan or into an IRA. As a result, all distributions will be subject to income tax withholding. There is no vehicle available under current tax law to shelter such distributions from income taxation.

RISKS OF PARTICIPATION
----------------------

Participants should be aware that certain risks are associated with participation in the Plan. Some of these risks are greater than the risks associated with participation in an ERISA-Qualified Retirement Plan.

Because the Plan is a Nonqualified Plan, the participant will be an unsecured creditor of First Midwest with respect to his/her entire account balance. As an unsecured general creditor, the participant's benefits will be at risk in the unlikely event that First Midwest becomes insolvent or is declared bankrupt. The risk as an unsecured creditor is a risk that does not apply to First Midwest's ERISA-Qualified Retirement Plans.

The growth of the participant's account balances is subject to standard investment risk associated with the investment alternatives selected by the participant in connection with the Plan. For example, if the actual rate of return on the investment vehicles selected by the participant is positive, the participant's account balances will experience growth. However, if such rates of return turn negative, there will be reduction in the participant's account balances, which may include a loss of the participant's contributions as well as the Company -provided contributions. In order to assist participants in monitoring these risks, a quarterly statement will be provided showing all contribution and investment activity in the participant's accounts.

OTHER INFORMATION
-----------------

1.   Unsecured General Creditor - Each participant is an unsecured creditor of
     --------------------------
     First Midwest with respect to such participant's account balances. The unsecured status is necessary to protect the account balances from being taxed currently.

2.   Plan Document Governs the Plan - This Summary Description has been prepared
     ------------------------------
     to provide a better understanding of the benefits and features of the Plan. The participant's benefits and rights under the Plan are at all times governed by the text of the First Midwest Bancorp Inc. Nonqualified Retirement Plan document. Such document is in no way altered or modified by the contents of this Summary Description.

3.   Amendment or Termination of the Plan; Effect of Change-In-Control- First
     -----------------------------------------------------------------
     Midwest reserves the right to amend or terminate the Plan, in whole or in part, at any time in its sole discretion. No amendment or termination of the Plan can eliminate benefits accrued to the date of such amendment or termination. The Plan limits the ability of the Company, or its successor, to amend or terminate the Plan following a change- in-control if the amendment or termination would adversely affect the computation or amounts of, and entitlement to, benefits of any participant or beneficiary, unless the participant or beneficiary consents in writing.

4.   Not an Employment Contract - The Plan does not constitute a contract of
     --------------------------
     employment between the participants and First Midwest.

5.   Plan Administration - Discretion with respect to the determination of
     -------------------
     benefits under the Plan will be reserved to the Committee. Day to day administration will be delegated to the First Midwest Retirement and Benefit Plan Administration Committee and the Human Resource Department.

6.   Consult Your Financial and Tax Advisor - Although the Plan is intended to
     --------------------------------------
     enable participants to obtain the benefits of a tax deferred account and earnings credited thereto, no assurance can be given as to the actual after-tax benefit that may be achieved. Accordingly, each participant should consult a personal tax and financial advisor for detailed information and guidance regarding participation in the Plan.

AVAILABLE INFORMATION
---------------------

The Company has filed a Registration Statement with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Securities Act") with respect to the deferred compensation obligations and shares of Common Stock which may be issued under the Plan. Pursuant to the rules of the SEC, this Summary Description does not contain all of the information set forth in the Registration Statement and exhibits thereto, to which reference is made.

The Company will provide, without charge, to each person to whom this Summary Description is delivered, upon written or oral request of such person, a copy of any and all of the following documents which have been incorporated by reference into the Registration Statement.

          .  The Company's latest Annual Report on Form 10-K filed with the SEC.

          . All quarterly and other reports filed by the Company with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act").

          . The description of the Company's Company Stock and its Preferred Share Purchase Rights contained in applicable registration statements and other reports filed by the Company with the SEC under Section 12 of the Exchange Act.

In addition, a copy of First Midwest's most recent Annual Report to Shareholders accompanies this Summary Description or has been furnished previously. The Company will provide to each employee who has received this Summary Description copies of all reports, proxy statements and other communications distributed by the Company to its stockholders generally. In the event a recipient of this Summary Description misplaces any such documents, another will be furnished, without charge, upon written request.

Requests for copies of any of the documents referred to above, or any questions regarding the Plan or its administration, should be directed to the office of the Corporate Controller, First Midwest Bancorp, Inc. 300 Park Blvd., Suite 405, Itasca, IL 60143 (telephone (630) 875-7459).

RESALE OF SHARES
----------------

The Plan does not apply any specific restrictions on the resale of shares of Common Stock which may be issued under the Plan. However, the Securities Act and Exchange Act may impose certain limitations on such resale.

Under the Securities Act, all directors and certain policy-making executive officers of the Company and certain of its subsidiaries may be deemed to be "affiliates" of the Company for purposes of the Securities Act. Because such affiliates are so closely identified with the Company, sales of Common Stock by such persons may be deemed to be sales of Common Stock by the Company. Rule 144, promulgated under the Securities Act, sets forth a "safe harbor" procedures for affiliates to sell shares yet not have the sale be deemed a distribution of Common Stock on behalf of the Company. Rule 144 restricts the number of shares of Common Stock which may be sold by an affiliate during any 90-day period, designates a manner of sale and requires the filing of a notice of proposed sale with the SEC. Executive officers of the Company who are considered "affiliates" of the Company for purposes of the Securities Act include the Chairman, President and any Executive Vice President of the Company. Any affiliates of the Company should consult with a qualified legal advisor regarding his or her own situation before making any resales of Common Stock issued pursuant to the Plan.

Section 16(b) of the Exchange Act provides that, in certain circumstances, the profit realized by an affiliate of the Company on the purchase and sale, or sale and purchase, of Common Stock within a six-month time frame, is recoverable by the Company from the affiliate if it is a prohibited "short-swing profit". Accordingly, directors and executive officers of the Company who are considered affiliates (as described in the preceding paragraph) should review the implications of the "short-swing profit" prohibitions prior to electing to have his or her account deemed invested in Common Stock or making transfers into or out of the Common Stock investment fund under the Plan or prior to disposing of any shares of Common Stock received under the Plan.

                                                                       Exhibit A
                          FIRST MIDWEST BANCORP, INC.
                         NONQUALIFIED RETIREMENT PLAN

                            DEFERRAL ELECTION FORM
                            ----------------------

To:  Office of the Compensation Committee of the Board of Directors:

I have been offered an opportunity to participate in the First Midwest Bancorp, Inc. Nonqualified Retirement Plan (the "Plan"). I will participate in the Plan and irrevocably authorize First Midwest to make the appropriate deductions, as indicated on this form, from my compensation for the Plan year indicated below. I understand that I must defer at least $2,500 (base salary and bonus combined) to participate in the Plan. If my election is less than the minimum required, the amount deferred will be zero.

I hereby elect to defer that percentage of compensation payable to me during the calendar year which begins after the date on which the Company receives this Deferral Election Form as follows:

Plan Year.............................................................................................................   ---------
---------

Base Salary Deferral
--------------------
   .      % (not to exceed 10%) of my Base Salary to the FMBI 401K Savings and Profit Sharing Plan,
with that portion of this contribution that cannot be made due to IRS contribution limits being contributed to the
Nonqualified Retirement Plan..........................................................................................           %
                                                                                                                         ---------
   .      % (not to exceed 65%) of my Base Salary that I elect to contribute to the Nonqualified
Retirement Plan.......................................................................................................           %
                                                                                                                         ---------
   .      Total (not to exceed 75%)...................................................................................           %
                 -----------------                                                                                       ---------

Annual Bonus Deferral
---------------------
   .      % (not to exceed 100%) of my Annual Bonus that I elect to contribute to the Nonqualified
Retirement Plan.......................................................................................................           %
                                                                                                                         ---------
Non Participation Election
--------------------------
                                                                                                                         ---------
   .      I elect not to participate in the Plan for this Plan Year...................................................
                                                                                                                         ---------
                                                                                                                         (Initials)

I understand that my deferrals are subject to all of the terms and provisions of the FMBI 401K Savings and Profit Sharing Plan and the Nonqualified Retirement Plan and that my benefits will be paid as I have elected on the Election of Form of Benefit Distribution form.

I also understand that this election is irrevocable for the calendar year for which it applies and that such election will remain in effect for each subsequent calendar year until I execute a Deferral Election Revocation Form or file a new Deferral Election Form to supersede this Form.

___________________________________
    Participant's Name (Print)


___________________________________                    _________________
    Participant's Signature                                   Date

                                                                       Exhibit B

                          FIRST MIDWEST BANCORP, INC.
                         NONQUALIFIED RETIREMENT PLAN

                       DEFERRAL ELECTION REVOCATION FORM
                       ---------------------------------

To:  Office of the Compensation Committee of the Board of Directors:

This Deferral Election Revocation Form sets forth my revocation to defer, as specified in my previously executed Deferral Election Form, salary and/or annual bonus under the First Midwest Bancorp, Inc. Nonqualified Retirement Plan, subject to the terms, definitions of terms, and conditions of the Nonqualified Retirement Plan which are incorporated herein by reference.

I understand that this Deferral Election Revocation Form shall be effective as to base salary and/or annual bonus payments to be made for the calendar year following the year in which I execute this Form.

Therefore, based on the foregoing, I elect to revoke my prior election to defer base salary and/or annual bonus pursuant to the Nonqualified Retirement Plan.



___________________________________
    Participant's Name (Print)



___________________________________              ______________________________
     Participant's Signature                                  Date

                          FIRST MIDWEST BANCORP, INC.
                         NONQUALIFIED RETIREMENT PLAN                  EXHIBIT C
                           INVESTMENT ELECTION FORM

________________________________________________________________________________
  First Name (Please Print)           Middle Initial               Last Name

Investment Options

Instructions: If you want to change the investment vehicle used to measure funds previously deposited, complete Section 1. If you want to change the investment vehicle used to measure funds to be deposited in the future, complete Section 2. If you want to change both, complete Sections 1 and 2. You may only change in 1% multiples.


 Section I - Current Account Balance

                        Mutual Funds and Company Stock
                        ------------------------------
 Money Market Fund........................................                    %
                                                              -----------------
 Bond Fund................................................                    %
                                                              -----------------
 Short/Intermediate Bond Fund.............................                    %
                                                              -----------------
 Index Fund...............................................                    %
                                                              -----------------
 Equity Fund..............................................                    %
                                                              -----------------
 Equity Income Fund.......................................                    %
                                                              -----------------
 Growth Fund..............................................                    %
                                                              -----------------
 Small Cap Opportunity Fund...............................                    %
                                                              -----------------
 First Midwest Common Stock Fund..........................                    %
                                                              -----------------
     Total                                                                 100%
                                                              -----------------

 Section 2 - Future Contributions

                        Mutual Funds and Company Stock
                        ------------------------------
 Money Market Fund........................................                    %
                                                              -----------------
 Bond Fund................................................                    %
                                                              -----------------
 Short/Intermediate Bond Fund.............................                    %
                                                              -----------------
 Index Fund...............................................                    %
                                                              -----------------
 Equity Fund..............................................                    %
                                                              -----------------
 Equity Income Fund.......................................                    %
                                                              -----------------
 Growth Fund..............................................                    %
                                                              -----------------
 Small Cap Opportunity Fund...............................                    %
                                                              -----------------
 First Midwest Common Stock Fund..........................                    %
                                                              -----------------
     Total                                                                 100%
                                                              -----------------

I authorize First Midwest Bancorp to change my investment options as specified above. I understand this change will occur upon receipt of this written authorization subject to the investment policies of the Trustee.

     _____________________________              _____________________________
       Participant's Signature                                Date

The First Midwest Bancorp Nonqualified Retirement Plan is unfunded. While the Company is contractually obligated to pay benefits as they become due, nothing contained herein shall imply an obligation of the Company to purchase or maintain any asset, and any reference to assets or investments is solely for the purpose of computing benefits.

Please submit the completed form by fax, followed up through a mailing to:

                                                 Harris Bank
                                                 c/o Charon Planning Corporation
                                                 Attn: Charlene Gumkowski
                                                 435 N. Main Street
                                                 Doylestown, PA 18901
                                                 Tel:# 215-489-6827
                                                 Fax::# 215-230-8480

                                                         Exhibit D (Page 1 of 2)

                          FIRST MIDWEST BANCORP, INC.
                         NONQUALIFIED RETIREMENT PLAN

                   ELECTION OF FORM OF BENEFIT DISTRIBUTION
                   ----------------------------------------

To: Office of the Compensation Committee of the Board of Directors:

I understand that Company contributions have been credited to me and/or I have executed one or more Deferral Election Form(s) pursuant to the First Midwest Bancorp, Inc. Nonqualified Retirement Plan. Furthermore, I understand that the deferrals which accumulate as a result of such contributions and/or my execution of the Deferral Election Form(s) will be maintained in one or more accounts established for me pursuant to the Nonqualified Retirement Plan and that the balance in my account(s) will be paid out to me in accordance with the Nonqualified Retirement Plan.

In accordance with the Nonqualified Retirement Plan, I hereby make the following election with regard to the form of benefit payments to which I become entitled and which will be paid pursuant to the dates, terms, and conditions as set forth in the Nonqualified Retirement Plan:

     (Check One)

     __________     ________ annual installments
                    (Fill in the # of whole years up to a maximum of 15)

     __________     ________ quarterly installments
                    (Fill in the # of quarters up to a maximum of 60)

     __________     Lump sum payment


 (NOTE: If no selection is made, your Account will be paid out in five annual installments.)

In accordance with the Nonqualified Retirement Plan, I hereby make the following election with regard to deferring the benefit payments to which I become entitled and which will be paid pursuant to the distribution to the benefit distribution election made above:

[_] I elect to have my Nonqualified Retirement Plan benefit distribution payments, whether in annual or quarterly installments or in a lump sum, deferred for a period of _______ years. (Fill in zero or the # of whole years up to a maximum of 5).

                                   * * * * *
I understand that I may elect to change the form of my benefit payments by executing a timely Request for Change in the Form of Benefit Distribution form. The approval of such change in election shall be at the sole discretion of the Compensation Committee and, except in the circumstance of a change-in-control and subject to the approval of this exception by the Compensation Committee, will be effective only for distribution events occurring in the calendar year following the year in which the change is made and six months or more after the
                                               ---
date of the change.



___________________________________
     Participant's Name (Print)

___________________________________          ______________________________
      Participant's Signature                             Date

                                                         EXHIBIT D (Page 2 of 2)

                          FIRST MIDWEST BANCORP, INC.
                         NONQUALIFIED RETIREMENT PLAN

            REQUEST FOR CHANGE IN THE FORM OF BENEFIT DISTRIBUTION
            ------------------------------------------------------

To: Office of the Compensation Committee of the Board of Directors:

Pursuant to the First Midwest Bancorp, Inc. Nonqualified Retirement Plan, I have previously executed a valid Election of Form of Benefit Distribution form. Now, as further provided in the Nonqualified Retirement Plan, I request that the form of benefit payments, as designated in my current Election of Form of Benefit Distribution form, be amended as indicated below:

CURRENT FORM OF BENEFIT:

     (Check One)

     ___________         __________ annual installments
                         (Fill in the # of whole years up to a maximum of 15)

     ___________         __________ quarterly installments
                         (Fill in the # of quarters up to a maximum of 60)

     ___________         Lump sum payment

[_] I elect to have my Nonqualified Retirement Plan benefit distribution payments, whether in annual or quarterly installments or in a lump sum, deferred for a period of _______ years. (Fill in zero or the # of whole years up to a maximum of 5).

REQUESTED CHANGE IN FORM OF BENEFIT:

     (Check One)

     ___________         __________ annual installments
                         (Fill in the # of whole years up to a maximum of 15)

     ___________         __________ quarterly installments
                          (Fill in the # of quarters up to a maximum of 60)

     ___________         Lump sum payment

[_] I elect to have my Nonqualified Retirement Plan benefit distribution payments, whether in annual or quarterly installments or in a lump sum, deferred for a period of _______ years. (Fill in zero or the # of whole years up to a maximum of 5).

I understand that the Compensation Committee, in its sole discretion, will determine whether to honor this request and that, except in the circumstances of a change-in-control and subject to the approval of this exception by the Compensation Committee, will be effective only for distribution events occurring in the calendar year following the year in which the change is made and six
                                                                    ---
months or more after the date of the change.

___________________________________
   Participant's Name (Print)

___________________________________            ______________________________
   Participant's Signature                                 Date

                                                                       Exhibit E


                          FIRST MIDWEST BANCORP, INC.
                         NONQUALIFIED RETIREMENT PLAN

                          DESIGNATION OF BENEFICIARY
                          --------------------------

To:  Office of the Compensation Committee of the Board of Directors

The following beneficiary(ies) is (are) designated to receive the benefits under the Nonqualified Retirement Plan which are payable upon my death. This designation supersedes any prior designations and shall remain effective until I execute a subsequent beneficiary designation, made in writing and signed by me.



Beneficiary                                  Relationship to Participant
------------                                 ---------------------------

Primary:    ______________________           ____________________________

Address:    ______________________           ____________________________

Contingent: ______________________           ____________________________

Address:    ______________________           ____________________________


If no beneficiary survives me, my benefits shall be paid in accordance with the terms of the above Nonqualified Retirement Plan.



___________________________________
     Participant's Name (Print)

___________________________________             ______________________________
     Participant's Signature                                Date

                          First Midwest Bancorp, Inc.
                         Nonqualified Retirement Plan
                             Questions and Answers
                                January 1, 2000

These questions and answers are qualified in their entirety by the more detailed information set forth in the Plan Document and Summary Description. First Midwest Bancorp, Inc. (the "Company") and its sponsoring subsidiaries encourage you to read the Plan Document and Summary Description in their entirety and to ask any questions you may have. If any discrepancy arises between these questions and answers and the Plan Document, you should rely on the Plan Document. (Unless otherwise indicated in these questions and answers, capitalized terms have the meanings set forth in the Plan).

Plan Objectives

Q    What is the purpose of the Plan?

A The Plan is designed to allow Participants to defer a portion of their current income on a pre-tax basis, and receive an attractive, tax-deferred return on these deferrals.

Eligibility

Q    Who is eligible for the Plan?

A Participation in the Plan is limited to a select group of Management or highly compensated Employees. The Committee, described under "Plan Administration" below, will select based upon compensation guidelines, the Employees who may participate.

Deferrals

Q    What is the income tax effect of electing to defer income?

A Amounts you defer including Company contributions under the Plan will not be taxed for federal or state income tax purposes in the year they would have otherwise been paid to you. In addition, earnings credited in accordance with the Plan will not be taxed for federal or state income tax purposes in the year they are credited to your Account Balance. Rather, these amounts will be taxed as ordinary, W-2 income when they are paid to you.

Annual Salary and Bonus Deferrals

Q    How much Base Salary and Annual Bonus, can I defer under the Plan?

A You can elect to defer up to a maximum of 75% of your Base Salary and up to 100% of your Annual Bonus, per Plan year. If you wish to participate in the Plan, you must defer a minimum of $2,500 per Plan year.

     The percentage amount of Base Salary you elect to defer will be divided by the number of pay periods in the Plan year and that amount will be deducted from each of your paychecks. The percentage amount of Annual Bonus you elect to defer will be withheld from your paycheck when the amount would otherwise have been paid. This deferral schedule cannot be altered. You will always be 100% vested in the amount that you defer.

Q    When do I make my Annual Salary and Bonus, deferral election?

A To participate in the Plan during the 2000 Plan year, you must enroll in the Plan and make your election by the deadline set by the Committee. Enrollment forms received after the deadline cannot be accepted.

Q Can I change the amount of Base Salary and Annual Bonus I am deferring or stop my deferrals during a Plan year?

A No. IRS rules and regulations require that an irrevocable election be made prior to each Plan Year. Therefore, changing or stopping an elected Annual Deferral Amount while remaining a Participant is not permitted, except in limited circumstances set forth in the Plan (e.g., Disability).

Company Contributions

Q    What Company contributions will I receive?

A IRS regulations limit the amount of 401K matching and annual Company contributions that can be made to the ERISA-Qualified Profit Sharing Plan. To ensure that you receive the total amount of matching and annual Company contributions that you are entitled to, any amounts limited by IRS regulations that cannot be paid into the Profit Sharing Plan will be credited to this Plan. The same concept applies to Pension Plan amounts to which you would be otherwise entitled. Any 401K matching contributions will be 100% vested while annual Company contributions will vest in the same manner as the Profit Sharing Plan and Pension Plan.

Q    What if I reach the limit on my 401K contributions to the Profit Sharing
     Plan?

A Any 401 K contributions that are limited by IRS regulations to the Profit Sharing Plan can be contributed to your account in this Plan.

Social Security Taxes

Q If my deferrals are considered pre-tax deferrals, why is FICA and Medicare Tax currently withheld?

A Your deferral amounts are considered earnings at the time that they are earned, regardless of when paid, for the purpose of calculating Social Security taxes. Thus, FICA must be withheld at the time your deferrals are earned and credited to your Account Balance. FICA is withheld only up to the annual wage base under Social Security; there is currently no limitation on the Medicare Tax.

Q Will I pay Social Security taxes when I take my distribution on either contributions or earnings?

A No. Because your contributions are included in the wage base at the time of deferral, the amounts are not subject to Social Security taxes (FICA or Medicare) when paid.

Earnings on Account Balances

Q    How will the earnings on the deferred amounts be calculated?

A When you make your deferral election, you must select between certain Investment Funds. You must allocate your deferral to each fund in one percentage point (1%) increments, and the total must equal 100%. Deferred amounts will earn returns (which may be positive or negative) based upon the actual returns of each Investment Fund selected.

Q    Where can I get more information about the Investment Funds?

A In selecting your Investment Funds, you should consider the effect your selections will have on your overall asset portfolio. To help you in this process, you should read prospectuses for the Investment Funds provided by the Trustee.

Q    After selecting my Investment Funds, may I change them in the future?

A Yes. You may change your selections among any of the available Investment Funds. You may reallocate in any whole percentage point increments among the Investment Funds. Currently, the Plan permits one change per month.

Distributions

Q Under what circumstances can I receive a distribution of all or part of my Account Balance?

A There are several ways you can elect to receive a distribution of all or a portion of your Account Balance:

          .    Your Retirement Benefit allows you to receive an amount equal to
                    ------------------
     your account balance in a lump sum or in annual quarterly payments up to 15 years, following your Retirement. For account balances under $25,000 the benefit will be paid only as a lump sum.
                          ----

          .    If you leave the Company prior to Retirement, Disability, or
     Death, you will receive a Termination Benefit equal to your account balance
                               -------------------
     in the manner you elected for retirement. If your account balance is $25,000 or greater, you will receive your Termination Benefit in a lump sum or in annual or quarterly installments over 15 years, following your termination of Employment

          .    Short-Term Payouts provide you with access to all or a portion of
               ------------------
     your annual balance as soon as three (3) years from the end of the Pan year of your short-term election. This balance is paid out only in a lump sum.
                                                           ----

          .    If you die before Retirement, Disability or Termination of
     Employment, the Beneficiary you name will receive an amount equal to your account balance over whatever distribution period you have selected, or as a lump sum, at the Committee's discretion, as a Pre-Retirement Survivor
                                                     -----------------------
     Benefit.  If you die after Retirement or Termination, your Beneficiary will
     -------
     continue to receive your elected benefit payments.

          .    If you are permanently disabled, you may receive your Account
     Balance as a Disability Benefit. In addition to the benefits discussed
                  ------------------
     above, you may elect, at any time, to make a Withdrawal Election of your
                                                  -------------------
     Account Balance, less a 10% withdrawal penalty and the forfeiture of your ability to participate in the Plan for one full Plan year. The Withdrawal Election is the only way that you can withdraw from the Plan prior to a payout under one of your benefit elections discussed above.

          .    Your distribution alternatives are described in greater detail in the following questions and answers and in the Plan Document and Summary Description.

Q    When will I decide how and when to receive a distribution from the Plan?

A Once you become a Plan participant, you will be asked to complete a an Election of Form of Benefit Distribution form stating the manner in which you want to receive distributions from the Plan upon retirement, termination, disability or death.

     If you wish to make an election for a Short-Term Payout, you must contact the Human Resource Department for the applicable form. The Short-Term Payout election is applicable only to a specific Plan year's base salary or annual bonus deferral and is irrevocable. The Short-Term Payout cannot be received by you earlier than three years from the end of the Plan year of your election.

Q    Can I change my distribution elections?

A Yes. A distribution election can be changed, but only for a retirement or termination event that occurs both during the calendar year following the year in which the election is changed and 6 months prior to the event.
                                           ---
     This prior notice period does not apply to changes elected prior to a change-in-control which apply to a distribution event which occurs after a change-in-control. These restrictions are required by IRS regulation and are discussed in more detail in the Plan Document and Summary Description.

     Once you have terminated employment distribution changes are no longer permitted. However, you will still be eligible to make withdrawal elections.

Q    Can you tell me more about the Short-Term Payouts?

A Short-Term Payouts are available to help you meet shorter term financial needs, such as helping to fund a child's college education, financing a future home purchase, exercising stock options or for whatever foreseeable use you may have.

     This option allows you to receive a distribution of all or a portion of an annual deferral amount (such as your base salary or annual bonus deferral), plus earnings, from the Plan in any year as long as it is at least 3 years after the end of the Plan year in which the election is made. For example, a Short-Term Payout elected for the 2000 Plan year can be paid no earlier than January 1, 2004. Your Short-Term Payout distribution will be paid to you only in a lump sum.

     The Short-Term Payout is an annual election. Each year you may elect either to receive a future Short-Term Payout from that Plan year's annual deferral amount.

Q If I receive a distribution from the Plan, can I roll the money over into another tax qualified plan to avoid taxes?

A    No.  The Plan is a nonqualified plan and distributions may not be rolled
                                                            -------
     over into a tax-qualified retirement plan or an IRA.

Q    Can I take a loan from my Account Balance?

A No, loans from the Account Balance are not available due to IRS limitations.

Q    Who can I name as Beneficiary?

A You can name any individual or entity you wish to. Your tax advisor can provide you with more information on this topic.

Q    What happens if I experience a Disability?

A If you experience a qualifying Disability, you will be excused from fulfilling that portion of the annual deferral amount commitment that would otherwise have been withheld during your Disability. You will thereafter be permitted to continue your deferrals once you return to work. (Your account balance will be affected accordingly.) In addition, at the discretion of the Committee, you may receive an amount equal to your termination distribution if you are permanently disabled.

Q    What happens if I take a Paid Leave of Absence?

A Deferrals will continue through the election period you chose for that year.

Q    What happens if I take an Unpaid Leave of Absence?

A You will be excused from making deferrals until the earlier of the date the Unpaid Leave of Absence expires or the date you return to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan year in which the return occurs, based on the deferral election, if any, made for that Plan year. If no election was made for that Plan year, no deferral will be withheld. Your account balance will be affected accordingly.

Q    How are my annual deferral amounts taxed when they are distributed to me?

A Distributions and earnings accrued on such amounts, are taxed as ordinary W-2 income, credited or debited when they are distributed to you. Unlike ERISA-Qualified plans, special income tax averaging is not available.

Q    Will taxes be withheld from my distributions?

A Yes. Although distributions are not subject to FICA or Medicare Taxes, Federal and State income taxes must be withheld, by law, from distributions. Federal taxes are currently withheld at a flat rate of 28%; State taxes will depend upon your state of origin for tax purposes.

Q Will the distributions from the Plan affect my Social Security benefits after I retire?

A Yes and No. Distributions made from the Plan will not affect your Social Security benefits themselves. For purposes of Social Security, these distributions are considered "earned" when they are credited to your account; therefore, they do not constitute earned income under the earnings test when they are distributed to you. However, because the distributions will be considered gross income for federal income tax purposes, they may have the effect of subjecting your social security benefits to federal income taxation. These issues need to be discussed with your tax advisor.

Q Will the Company guarantee the payment of my account balance under all circumstances?

A The Company's obligation under the Plan shall be that of an unsecured promise to pay money in the future. Amounts payable to you or your Beneficiaries shall be paid from the general assets of the Company exclusively.

Q What happens to my account balance if the Company becomes insolvent or bankrupt?

A In the event that the Company becomes insolvent, you will be an unsecured general creditor of the Company. Your claim against the assets of the Company will be considered in sequence with the claims of other general creditors of the Company.

Q    Can I assign or dispose of my interest in the Plan?

A No. You cannot in any way sell, assign, hypothecate, alienate, encumber or in any way transfer or convey in advance of receipt, any of your rights under the Plan.

Plan Administration

Q    How frequently will I receive a statement of my account balance?

A You will receive an account statement quarterly. The statement will be sent to you as soon as practical (generally within 30 days) after December 31, March 31, June 30 and September 30.

Q    Who will oversee the operation of the Plan?

A The Compensation Committee of the Board of Directors interprets and administers the Plan. The Committee has the authority and responsibility to interpret and enforce the Plan and all applicable regulations. The Human Resources Department of the Company is responsible for the day-to-day administration of the Plan.

Q    Where can I get more information about the Plan and its administrators?

A The Plan Document and Summary Description will be provided to you and you are encouraged to read it. If you still have questions after reading the information, you may call: Annemarie Bradley (First Midwest Bancorp, Inc.) 630-875-7212. For a complete description of Plan provisions and benefits, please refer to the Plan Document, Summary Description and the Trust. If any conflicts arise between the Summary Description, the Questions and Answers contained herein and the Plan Document itself, the Document will prevail.

                                                                   December 1999